DELAWARE GROUP® GOVERNMENT FUND
Delaware Emerging Markets Debt Fund (the “Fund”)

Supplement to the Fund’s Class A, Class C, Class R, and Institutional Class
Statutory Prospectus dated November 29, 2013

The following supersedes the information in the supplement dated February 24, 2014.

Effective March 31, 2014, the following paragraphs replace the section under the heading “What are the Fund's principal investment strategies?” in the Fund’s Statutory Prospectus.

Under normal circumstances, the Fund will invest at least 80% of its net assets (80% policy) in a wide variety of performing interest bearing debt instruments issued by borrowers in emerging markets. These debt instruments will be composed primarily of bonds, sovereign and corporate loans, notes, bilateral debt between governments, Paris Club debt, convertible bonds, global depository receipts, promissory notes, bills of exchange, overdrafts, and drafts drawn under letters of credit, which may be syndicated, direct, or restructured debt.  These debt instruments will be denominated primarily in the currencies of members of the Organization for Economic Cooperation and Development (OECD) and in other emerging markets' currencies and may include a significant percentage of high yield (junk) bonds.  Emerging market countries include those currently considered to be developing or emerging countries by the World Bank, the United Nations, the countries' governments, or in the judgment of the Fund’s portfolio manager, and countries in the JPMorgan Corporate Emerging Markets Bond Index.  These countries typically are located in the Asia-Pacific region, Eastern Europe, the Middle East, Central and South America, and Africa. Changes in the rate of growth of an emerging market country's economy are frequently due to changes in tax revenues, government expenditures, demands for goods and services, corporate sales, manufacturing costs, and the underlying rate of inflation. Any and all of these factors may have a direct or indirect impact on the creditworthiness of sovereign, quasi-sovereign, and corporate debt issuers in the affected country, which may result in changes in the market valuations for emerging market debt held by the Fund.  While there is no percentage limit on the amount of the Fund's assets that may be invested in high yield (junk) bonds, the portfolio manager generally expects that 50% of the Fund's assets will be invested in high yield bonds.

The Fund may also use a wide variety of derivative instruments, including credit linked notes, credit default swaps, futures, and options. The Fund will use derivatives for both hedging and nonhedging purposes. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the Fund without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; interest rate swaps to neutralize the impact of interest rate changes; credit default swaps to hedge against bond defaults, to manage credit exposure, or to enhance total return; and index swaps to enhance return or to affect diversification. The Fund will only use derivative instruments in a manner which is consistent with its investment policies and objectives as described elsewhere in this Prospectus. The Fund's investment manager, Delaware Management Company (Manager), may also establish short positions in an attempt to isolate, manage, or reduce the risk of individual positions, or positions in the aggregate, or to take advantage of an anticipated deterioration in the creditworthiness of an issuer. The Fund generally does not intend to invest directly in equities, although it may purchase convertible bonds and debt instruments with warrants on equities. The Fund may employ leverage, such as reverse repurchase transactions, to attempt to take advantage of or increase the total return of attractive investment opportunities.

The following replaces the sixth and seventh paragraphs under the heading “How we manage the Fund—Our Investment Strategies” in the Fund’s Statutory Prospectus.

The Fund will not generally purchase investments that would result in the Fund being in violation of the following diversification guidelines: (i) maximum allocation to a single region: 50% of the Fund's net assets; (ii) maximum allocation to a single sovereign obligor: 25% of the Fund's net assets; (iii) maximum allocation to a single quasi-sovereign obligor: 12.5% of the Fund's net assets; (iv) maximum aggregate sovereign and nonsovereign allocation within a single country (excluding the U.S.): 25% of the Fund's net assets; (v) maximum allocation to a single industry: less than 25% of the Fund's net assets; (vi) maximum allocation to a single corporate or private obligor: 10% of the Fund's net assets; (vii) maximum allocation to a single emerging markets currency: 15% of the Fund's net assets; and (viii) maximum aggregate allocation to emerging markets currencies: 30% of the Fund's net assets.  For purposes of guideline (v), the securities issued or guaranteed as to principal and interest by any single foreign government alone, and not combined with the securities of the government of any other country, are considered securities of issuers in the same industry.

The Fund generally will not purchase investments that would result in the Fund being in violation of the following diversification guidelines: (i) the Fund may not invest in real property; (ii) the Fund may not invest directly in physical commodities; (iii) an individual short position, defined as the market value of the shorted financial instrument, or the notional value plus any gain or minus any loss of derivative positions, should not exceed 25% of the Fund's net assets and the total value of short positions should not exceed 50% of the Fund's net assets; (iv) the total initial margin required for futures positions in financial instruments, index instruments and currencies should not exceed 20% of the Fund's net assets; and (v) the exposure, excluding delivery-versus-payment settlements of less than seven Business Days, of the Fund to a single counterparty (defined as a counterparty who is not an exchange, clearing house, clearing broker in respect of exchange-traded derivative contracts, or the custodian) with which a transaction has been executed with respect to the Fund should not exceed 25% of the Fund's net assets.

Effective March 31, 2014, the following replaces the language under the heading “How we manage the Fund—The securities in which the Fund typically invests—Futures and options—How the Fund uses them” in the Fund’s Statutory Prospectus.

How the Fund uses them:  The Fund may invest in futures, options, and closing transactions related thereto. These activities will be entered into for hedging purposes and to facilitate the ability to quickly deploy into the market the Fund's cash, short-term debt securities, and other money market instruments at times when the Fund's assets are not fully invested. The Fund may only enter into these transactions for hedging purposes if they are consistent with its investment objective and policies. In addition, the Fund may enter into futures contracts, purchase or sell options on futures contracts, trade in options on foreign currencies, and enter into closing transactions with respect to such activities to hedge or "cross hedge" the currency risks associated with their investments. The Fund intends to limit its investments in futures contracts such that (a) no more than 5% of the Fund’s net assets are required as initial margin deposits on all such accounts in the aggregate and (b) the obligations and/or notional values under such contracts do not at any time represent more than 40% of the Fund’s net assets.  The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

The following replaces the language under the heading “How we manage the Fund—The securities in which the Fund typically invests—High yield corporate bonds (junk bonds)—How the Fund uses them” in the Fund’s Statutory Prospectus.

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated lower than BBB- by S&P and lower than Baa3 by Moody's, or similarly rated by another NRSRO. High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Fund uses them: The Fund may invest a significant portion of its net assets in high yield corporate bonds.

The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. Our goal is to identify those companies that we believe will be able to repay their debt obligations in spite of poor ratings. We may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

The following replaces the language under the heading “How we manage the Fund—The securities in which the Fund typically invests—Repurchase and reverse repurchase agreements—How the Fund uses them” in the Fund’s Statutory Prospectus.

How the Fund uses them: Typically, the Fund may use repurchase agreements as short-term investments for the Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is U.S. government securities. In the Manager's discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored enterprises.

The Fund is also authorized to enter into reverse repurchase agreements. In a reverse repurchase transaction, the Fund will sell a security and will agree to repurchase the security at a specified time and price. The Fund will maintain in a segregated account with its custodian cash, cash equivalents, or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers. Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets.

The following replaces the language under the heading “How we manage the Fund—The risks of investing in the Fund—Short sales risk—How the Fund strives to manage it” in the Fund’s Statutory Prospectus.

How the Fund strives to manage it:  Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The following replaces the language under the heading “Who manages the Fund—Investment manager” in the Fund’s Statutory Prospectus.

The Manager, located at 2005 Market Street, Philadelphia, PA, 19103, is the Fund's investment manager. Together, the Manager and the subsidiaries of Delaware Management Holdings, Inc. (DMHI) manage, as of Dec. 31, 2013, more than $185 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing the Delaware Investments®  Funds since 1938. The Manager is a series of Delaware Management Business Trust, which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Ltd. The Manager makes investment decisions for the Fund, manages the Fund's business affairs, and provides daily administrative services. For its services to the Fund, the Manager will be paid a fee of 0.75% of the Fund's average daily net assets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 3, 2014.